CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANCES-OXLEY ACT OF 2002


In connection with the Annual Report of Pizza Inn, Inc. 401(k) Savings Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Parker, President and Chief Executive Officer of Pizza Inn, Inc. (issuer of securities held pursuant to the Plan), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 pf the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

A signed original of this written statement required by Section 906 has been provided to the administrator of the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

                                /s/ RONALD PARKER

                                  Ronald Parker
                      President and Chief Executive Officer
                                  June 27, 2003